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                                                                   EXHIBIT 10(s)

                                 AUSTIN'S 1995
                      EMPLOYEE INCENTIVE STOCK OPTION PLAN
                      ------------------------------------


     This 1995 Employee Incentive Stock Option Plan (the "Plan") of AUSTIN'S INTERNATIONAL, INC., a Delaware corporation (the "Corporation"), is dated June 2, 1995. The purpose of this Plan is to help attract, keep and motivate superior personnel. The Corporation intends that each option granted to its employees under the Plan will qualify as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


                                   ARTICLE I

                           STOCK SUBJECT TO THE PLAN
                           -------------------------

     An aggregate of 3,850,000 shares of the $.01 par value Common Stock of the Corporation ("Stock") subject, however, to adjustment pursuant to Article X hereof, shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with this Plan (herein called "Options"). Such shares may be, in whole or in part, as the Board of Directors shall from time to time determine, authorized but unissued shares or issued shares which have been reacquired by the Corporation. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for the purposes of the Plan.


                                   ARTICLE II

                     EMPLOYEES ELIGIBLE TO RECEIVE OPTIONS
                     -------------------------------------

     All employees of the Corporation, or subsidiary corporations (as defined in
Section 424(f) of the Code), if any, shall be eligible to receive options to purchase Stock under this Plan. Members of the Board of Directors will be eligible to participate in the Plan; provided that any Option granted to a person who is not an employee of the Corporation or its subsidiaries will not qualify as an "incentive stock option" pursuant to Section 422 of the Code. Options may not be granted under the Plan to any employee who, at the time of the grant, is the beneficial owner of more than 10% of the combined voting power of all classes of voting securities then outstanding of the Corporation or any parent or subsidiary of the Corporation (a "10% Beneficial Owner") unless such Options are granted at a price equal to at least 110% of the fair market value
of the Stock at the date of grant.    Also, Options held by 10% Beneficial
Owners may not be exercisable for more than five years from the date of grant. In addition, if any employee is granted options exercisable for the first time in any calendar year to purchase shares having an aggregate market value in excess of $100,000 (determined at the time the option is granted), such options shall not be treated as "incentive stock options."


                                  ARTICLE III

                                  OPTION PRICE
                                  ------------

     The purchase price of the shares of Stock under each Option shall be determined by the Board of Directors, which determination shall be conclusive and not subject to review, but in no event shall be less than 100% of the fair market value of the Stock (110% in the case of a 10% Beneficial Owner) at the date of the grant of the said Option. In determining such fair market value, the Board of Directors shall consider any recent bid and asked prices of the Stock, known sales prices, and such other factors as the Board of Directors shall deem appropriate. For purposes of the Plan, the date of grant of an Option shall be
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the date on which the Board of Directors shall by resolution duly authorize such
Option.

     The proceeds of the sale of Stock subject to any Option shall be added to the working capital of the Corporation and be available for general corporate purposes.


                                   ARTICLE IV

                                  OPTION LIFE
                                  -----------

     Section 4.1.  Time of Grant.  All Options granted under this Plan must be
     -----------   -------------
granted within ten years from the date the Board of Directors adopt this Plan, or the date the Stockholders approve this Plan, whichever is earlier. The Company may grant Options to purchase up to 350,000 shares of Stock (the "Authorized Options") during any consecutive twelve month period following the Effective Date of the Plan (a "Period"); provided that the Board of Directors may grant options up to 700,000 shares of Stock in the first twelve-month period following the Effective Date of this Plan. Any Options to purchase shares of Stock which lapse, expire or terminate may be granted in any subsequent Period in addition to the Authorized Options for that Period. Also, any Options which are authorized for any Period which are not granted in that Period may be granted in any subsequent Period in addition to the Authorized Options for that Period.

     Section 4.2.  Time of Exercise.   An Option granted under this Plan must be
     -----------   ----------------
exercised within six years after the date the Option is granted (five years in the case of a 10% Beneficial Owner). Any Option not exercised within this period will terminate.

     Section 4.3.  Vesting.  No Option or any portion of an Option may be
     -----------   -------
exercised until it is vested. The vesting of any Option granted under this Plan shall be determined by the Board of Directors at the time such Option is granted. Unless otherwise determined by the Board of Directors upon the grant of an Option, all Options under this Plan shall vest at the rate of 20% per year, the first 20% of which vests immediately on the grant date and 20% upon the anniversary date of each year thereafter, such that all of the Options granted totally vest four years after the date of grant.


                                   ARTICLE V

                               EMPLOYMENT STATUS
                               -----------------

     All incentive stock options granted under this Plan must be granted in connection with an optionee's employment status. Employment by the Corporation, or subsidiaries, if any, must continue from the time of the grant until thirty days before the Option is exercised. However, if an optionee dies or becomes disabled, an Option may be exercised by a disabled employee, or the personal representative or the beneficiary or heir of his estate, up to twelve months after termination of employment. Options not exercised by the end of such thirty-day or twelve-month periods, or at the normal expiration of such option, if earlier, will terminate. Notwithstanding the foregoing, (i) in the event employment of any optionholder is terminated for cause, including, but not limited to, dishonesty or other acts detrimental to the Corporation's interests or the interests of any parent or subsidiary corporation, as determined in the sole discretion of the Board of Directors, or for the optionholder's breach of any employment contract with the Corporation or any parent or subsidiary corporation of the Corporation, as determined in the sole discretion of the Board of Directors, or (ii) if after his employment is terminated, the optionholder commits acts detrimental to the Corporation's interests, as determined in the

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sole discretion of the Board of Directors, then any Options owned by such optionholder, whether vested or not, shall thereafter be void for all purposes.



                                   ARTICLE VI

                                 HOLDING PERIOD
                                 --------------

     All shares of Stock purchased by an employee pursuant to the exercise of an Option granted under this Plan shall be eligible for the preferential tax treatment provided by Section 422 of the Code as "incentive stock options," only if that employee does not dispose of those shares for at least two years after the Option is granted and at least one year after the date the shares are transferred to the employee. This holding period will not apply to Options owned by the estate or beneficiaries of a deceased optionholder.


                                  ARTICLE VII

                             EXERCISE OF THE OPTION
                             ----------------------

     An Option granted under the Plan will be evidenced by an Austin's 1995 Employee Incentive Stock Option Agreement (the "Option Agreement"), which will set forth the terms and conditions governing such option, including the number of shares to which it relates, the price at which such shares may be purchased upon exercise of the Option, when the Option may be exercised, and when the Option expires. An optionholder may exercise an Option only for the purchase of whole shares; fractional shares will not be issued.

     Options granted under the Plan may be exercised by the delivery of written notice signed by the optionholder to the Corporation at its principal executive offices stating the optionholder's election to exercise the Option and specifying the number of shares with respect to which the optionholder is exercising the Option. Such notice must be accompanied by payment in full of the exercise price for the shares. Such payment may be rendered in cash or by a check made payable to the Corporation. In the event that the shares being purchased are not subject to an effective registration statement under the Securities Act of 1933, the notice of exercise also must be accompanied by a certificate executed by the optionholder certifying that he is purchasing such shares without a view to distribution and that he agrees that such shares will not be transferred in the absence of such a registration statement unless such transfer is in compliance with the requirements of Rule 144 promulgated under the Securities Act of 1933 or he obtains an opinion of counsel satisfactory to the Corporation that such registration is not required. All certificates of Stock issued upon the exercise of an Option shall bear a legend on its face or back to this effect.

     An optionholder will have no right with respect to the shares underlying an option granted under the Plan until such Option is exercised in the manner provided by the related Option Agreement and such shares are actually issued to him. Accordingly, no adjustment will be made for dividends or other rights for which the record date precedes the date of issuance of shares under the Option.


                                  ARTICLE VIII

                            GOVERNMENTAL COMPLIANCE
                            -----------------------

     This Plan, the granting of options and the issuance or transfer of shares of Stock pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Securities and

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Exchange Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Option may be granted under this Plan, and no shares shall be issued by the Corporation pursuant to or in connection with any such grant, unless and until, in each such case, all legal requirements applicable to such issuance in the opinion of counsel to the Corporation, have been complied with.


                                   ARTICLE IX

                               NONTRANSFERABILITY
                               ------------------

     Options granted under this Plan may not be assigned and may be transferred only by will or by laws of descent and distribution. During the employee's life, the Options are exercisable only by the employee.


                                   ARTICLE X

                   ADJUSTMENTS UPON CHANGED IN CAPITALIZATION
                   ------------------------------------------

     Section 10.1.  Capital Adjustment.  If at any time after the date of grant
     ------------   ------------------
of an Option the Corporation shall by stock dividend, split-up, combination, reclassification of exchange, or through merger or consolidation, or otherwise, change its shares of Stock into a different number or kind of class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Board of Directors whose determination thereof shall be conclusive. In the event that a fraction of a share results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the Option adjusted accordingly.

     Section 10.2.  Mergers, etc.  If the Corporation is the surviving
     ------------   ------------
corporation in any merger or consolidation, any Option granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled. A dissolution or liquidation of the Corporation shall cause every Option outstanding hereunder to terminate. A merger or consolidation in which the Corporation is not the surviving corporation shall also cause every Option outstanding hereunder to terminate, but each optionholder shall have the right immediately prior to a merger or consolidation in which the Corporation is not the surviving corporation, to exercise his Option in whole or in part without regard to vesting as set forth in Section 4.3 or other conditions contained in his Option Agreement; provided, however, that if the surviving corporation provides the optionholder with Options to purchase an equivalent number of shares qualified as being issued under an incentive stock option plan at a similar price as afforded the optionholder under this Plan, subject to proportional adjustment pursuant to the merger or consolidation agreement, then the Options outstanding hereunder shall terminate.


                                   ARTICLE XI

                             ADMINISTRATION OF PLAN
                             ----------------------

     This Plan shall be administered by the Board of Directors of the Corporation or a Compensation Committee appointed by the Board of Directors.
The Directors of the Corporation or the Compensation Committee shall have the exclusive power to select the employees to be granted Options, the time at which

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an Option may be granted, the number of shares for which an Option is granted, the vesting of any Option and the term of any Option. In granting Options, the Board of Directors or the Compensation Committee may take into consideration the value of the services rendered by the employees, their present and potential contributions to the Corporation's success, and such other factors deemed relevant in accomplishing the purposes of this Plan. All decisions and determinations made by the Board of Directors or the Compensation Committee shall be final and binding upon all parties, including the Corporation, its Stockholders and its employees. Whenever the term "Board of Directors" is used herein, it shall also mean the Compensation Committee where appropriate.


                                  ARTICLE XII

                          INDEMNIFICATION OF DIRECTORS
                          ----------------------------

     In addition to such other rights of indemnification as they may have, the Board of Directors and the Compensation Committee shall be indemnified by the Corporation against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted hereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, any member of the Board of Directors or the Compensation Committee shall notify the Corporation in writing, giving the Corporation an opportunity at its own cost to defend the same before such member undertakes to defend the same on his own behalf.


                                  ARTICLE XIII

                               AMENDMENT OF PLAN
                               -----------------

     This Plan may be amended at any time by the Board of Directors without the approval of the Corporation's Stockholders, other than an amendment of the provisions regarding the number of optionable shares, the class of eligible employees, or the minimum Option prices. If any provision of this Plan is determined to disqualify the Options or shares which may be purchased upon exercise by an employee of the Options granted under this Plan so that the special tax treatment provided by Section 422 of the Code is not available, then this Plan shall be deemed to be automatically amended so as to delete the disqualifying provision as if it had never been inserted in this Plan, and to incorporate by reference the modification necessary to qualify the Options or shares under Section 422 of the Code.


                                  ARTICLE XIV

                           GOVERNING LAW/SEVERABILITY
                           --------------------------

     The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Florida. If any provisions of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

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                                   ARTICLE XV

                                 EFFECTIVE DATE
                                 --------------

     The Effective Date of the Plan is June 2, 1995, subject to approval by the Stockholders of the Company within twelve months after approval by the Board of Directors.

                                           AUSTIN'S INTERNATIONAL, INC.



                                           By:    /s/ Larry E. Graybill
                                               ------------------------------
                                           Larry E. Graybill, President

ATTEST:


     /s/ Elie Sopas
- ----------------------------
Elie Sopas, Secretary

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